OTHER LIABILITIES	12 Months Ended
Dec. 31, 2021
OTHER LIABILITIES
OTHER LIABILITIES

NOTE 12. OTHER LIABILITIES

The following table provides the components of other liabilities at December 31, 2021 and 2020.

	December 31,
(Dollars in millions)	2021	2020
Workforce rebalancing (current)	$82	$595
Other service accruals	662	279
Other accrued expenses and liabilities	$744	$874
Workforce rebalancing (noncurrent)	$51	$82
Deferred taxes	135	78
Income tax reserve	44	18
Other	293	122
Other noncurrent liabilities	$522	$300

In response to changing business needs, the Company has in the past taken workforce rebalancing actions to increase productivity, enhance cost-competitiveness and rebalance skills. The noncurrent liabilities related to workforce rebalancing actions are accruals primarily related to terminated employees who are no longer working for the Company who were granted annual payments to supplement their incomes in certain countries. Depending on the individual country’s legal requirements, these required payments will continue until the former employee begins receiving pension benefits or dies. Workforce rebalancing costs decreased in 2021 compared to 2020.

Pursuant to the Tax Matters Agreement with our former Parent, the Company will be required to reimburse our former Parent for certain tax refunds we receive and to indemnify our former Parent for certain tax payments. For more information, see Note 5 – Taxes.